INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 16, 2024 TO THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2024,
AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco FTSE RAFI US 1000 ETF (PRF)
(the “Fund”)

Important Notice Regarding Changes in the Name, Underlying Index, Index Provider,

Investment Objective and Principal Investment Strategy of the Fund

At a meeting held on December 13, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust approved changes to the name, underlying index, index provider, investment objective and principal investment strategy of the Fund. These changes will be effective on or about March 24, 2025 (the “Effective Date”).

Therefore, on the Effective Date, the following changes will occur:

1.) Name Change. The Fund’s name will change to Invesco RAFI US 1000 ETF.

2.) Underlying Index and Index Provider Change. RAFI™ Indices, LLC (the “Index Provider”) will become the index provider of a new underlying index (the “New Underlying Index”) for the Fund. The New Underlying Index will replace the Fund’s current underlying index, as set forth in the table below:

Current Underlying Index	New Underlying Index
FTSE RAFI US 1000 Index	RAFI Fundamental Select US 1000 Index

3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.

4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in securities that comprise the New Underlying Index.

5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is composed of approximately 1,000 common stocks and is designed to track the performance of the largest U.S. companies based on the following four fundamental measures of company size: book value plus intangibles, adjusted cash flow, adjusted sales, dividend plus buybacks. To be eligible for inclusion in the New Underlying Index, a stock must be part of the RAFI Global Equity Investable Universe (GEIU), which is the starting point for all index strategies available through the Provider. The New Underlying Index identifies large-sized U.S. companies by calculating an overall weight (a “fundamental value”) for each company by weighting each of the four fundamental measures. The Index Provider then calculates a free-float adjustment for each company. The New Underlying Index includes the securities with the top 1,000 free-float adjusted fundamental weight. Each security is weighted proportionate to its fundamental value. The New Underlying Index is rebalanced quarterly, after the close of trading on the third Friday of March, June, September and December.

6.) Restated Fee Table. The following will replace the corresponding disclosure in the “Fund Fees and Expenses” section of the Fund’s Summary Prospectus and the “Summary Information – Fund Fees and Expenses” section of the Fund’s Statutory Prospectus:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses[1]	0.04%
Total Annual Fund Operating Expenses	0.33%

1	"Other Expenses" have been restated to reflect current fees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

Please Retain This Supplement For Future Reference.

P-PRF-SUMSTATSAI-SUP 121624